Debt	3 Months Ended
Mar. 31, 2015
Debt Disclosure [Abstract]
Debt
8. Debt
Our obligations under debt arrangements consisted of the following:

	March 31, 2015	December 31, 2014
Senior secured credit facility	$648,400	$550,400
7.875% senior unsecured notes (including unamortized premium of $604 and $639 in 2015 and 2014, respectively)	350,604	350,639
5.750% senior unsecured notes	350,000	350,000
5.625% senior unsecured notes	350,000	350,000
Total long-term debt	$1,699,004	$1,601,039

As of March 31, 2015, we were in compliance with the financial covenants contained in our credit agreement and senior unsecured notes indentures.
Senior Secured Credit Facility
The key terms for rates under our $1 billion senior secured credit facility, which are dependent on our leverage ratio (as defined in the credit agreement), are as follows:
•The applicable margin varies from 1.50% to 2.50% on Eurodollar borrowings and from 0.50% to 1.50% on alternate base rate borrowings.
•Letter of credit fees range from 1.50% to 2.50%
•The commitment fee on the unused committed amount will range from 0.250% to 0.375%.
•The accordion feature was increased from $300 million to $500 million, giving us the ability to expand the size of the facility up to $1.5 billion for acquisitions or growth projects, subject to lender consent.
At March 31, 2015, we had $648.4 million borrowed under our $1 billion credit facility, with $48.3 million of the borrowed amount designated as a loan under the inventory sublimit. The credit agreement allows up to $100 million of the capacity to be used for letters of credit, of which $11.2 million was outstanding at March 31, 2015. Due to the revolving nature of loans under our credit facility, additional borrowings and periodic repayments and re-borrowings may be made until the maturity date. The total amount available for borrowings under our credit facility at March 31, 2015 was $340.4 million.